Filed pursuant to Rule 497(e)

Registration No. 033-48907

BMO FUNDS, INC.

Supplement dated February 6, 2015 to the Prospectuses dated December 29, 2014

Effective immediately, the third paragraph in the Prospectuses under “How to Buy Shares – How Do I Purchase Shares?” has been revised to read as follows:

The minimum investment for Class I shares does not apply to current employees of BMO Financial Corp. and its affiliates, the spouse or domestic partner or children of a current employee of BMO Financial Corp. or its affiliates, or to the directors of the BMO Funds, provided such persons purchase shares directly from the BMO Funds. Persons investing in Class I shares in this manner are not eligible to participate in the Systematic Investment Program or Checkwriting described in the tables below.

Please retain this supplement with your Prospectus for future reference.